Other operating results net (Tables)	12 Months Ended
Jun. 30, 2021
Schedule of other operating results
	June 30, 2021	June 30, 2020	June 30, 2019
Result from purchase / sale of subsidiary and associates	37	(9)	(225)
Donations	(137)	(149)	(307)
Lawsuits and other contingencies	(87)	(164)	(144)
Interest generated by operating credits	97	254	369
Others	4	187	(163)
Total other operating results, net	(86)	119	(470)